Exhibit 99.3

February 17, 2021 2020 Year - End Investor Call

Safe Harbor Statement

All per-share amounts in this presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of Eversource Energy. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities of such business, but rather represent a direct interest in Eversource Energy's assets and liabilities as a whole. EPS by business is a non-GAAP (not determined using generally accepted accounting principles) financial measure that is calculated by dividing the net income or loss attributable to common shareholders of each business by the weighted average diluted Eversource Energy common shares outstanding for the period. Earnings discussions also include non-GAAP financial measures referencing 2020 earnings and EPS excluding certain acquisition costs related to our purchase of the assets of Columbia Gas of Massachusetts and 2019 earnings and EPS excluding the NPT impairment charge. Eversource Energy uses these non-GAAP financial measures to evaluate and provide details of earnings results by business and to more fully compare and explain 2020 and 2019 results without including these items. Management believes the acquisition costs and the NPT impairment charge are not indicative of Eversource Energy's ongoing costs and performance. Due to the nature and significance of these items on net income attributable to common shareholders, management believes that the non-GAAP presentation is a more meaningful representation of Eversource Energy's financial performance and provides additional and useful information to readers in analyzing historical and future performance of the business. Non-GAAP financial measures should not be considered as alternatives to Eversource Energy's consolidated net income attributable to common shareholders or EPS determined in accordance with GAAP as indicators of Eversource Energy's operating performance.

This document includes statements concerning Eversource Energy's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, readers can identify these forward-looking statements through the use of words or phrases such as "estimate," "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could" and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to: cyberattacks or breaches, including those resulting in the compromise of the confidentiality of our proprietary information and the personal information of our customers; disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly; the negative impacts of the novel coronavirus (COVID-19) pandemic on our customers, vendors, employees, regulators, and operations; changes in economic conditions, including impact on interest rates, tax policies, and customer demand and payment ability; ability or inability to commence and complete our major strategic development projects and opportunities; acts of war or terrorism, physical attacks or grid disturbances that may damage and disrupt our electric transmission and electric, natural gas, and water distribution systems; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; substandard performance of third-party suppliers and service providers; fluctuations in weather patterns, including extreme weather due to climate change; changes in business conditions, which could include disruptive technology or development of alternative energy sources related to our current or future business model; contamination of, or disruption in, our water supplies; changes in levels or timing of capital expenditures; changes in laws, regulations or regulatory policy, including compliance with environmental laws and regulations; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors.

Other risk factors are detailed in Eversource Energy's reports filed with the Securities and Exchange Commission (SEC). They are updated as necessary and available on Eversource Energy's website at www.eversource.com and on the SEC's website at www.sec.gov. All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy's actual results, many of which are beyond our control. You should not place undue reliance on the forward-looking statements, as each speaks only as of the date on which such statement is made, and, except as required by federal securities laws, Eversource Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

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Agenda Jim Judge Chairman, President & CEO Phil Lembo Executive Vice President and CFO ▪ 2020 – Year In Review ▪ Clean Energy Leadership ▪ Offshore Wind Update ▪ Eversource Gas Company of MA ▪ 2020 Financial Results ▪ 2021 Outlook ▪ 2021 - 2025 Capex and Growth Rate ▪ Regulatory Update 2

Chairman, President & Chief Executive Officer Jim Judge 3

4 Operations • Provided safe, reliable electric, natural gas and water service through pandemic and protected our 9,000 employees from workplace COVID transmission • Responded tirelessly to unprecedented storm activity • Completed our $3 billion construction program despite COVID and storm challenges Strategic • Completed purchase of Columbia Gas of MA assets • Advanced our three offshore wind projects in the regulatory siting process • Aggressively pursuing 2030 carbon neutrality target through multiple internal teams • Financial/Regulatory • Achieved balanced multi - year rate outcomes in PSNH and NSTAR Gas reviews and in EGMA settlement • Maintained above industry average EPS and dividend growth 2020 Highlights

Operating Performance Remains Strong SAFETY Injury rate per 100 employees (DART) Average months between interruptions (MBI) System average interruption duration (SAIDI) On - time emergency response GAS RESPONSE ELECTRIC RELIABILITY 2020 Top Decile Among Our Peers 5 64.0 0.7 19.2 99.6%

Eversource’s Total Shareholder Return Has Outperformed the Industry Significantly in Both the Short and Long Term 6 Total Shareholder Return 2020 3 - Year 5 - Year 10 - Year Eversource 4.5% 49.4% 96.8% 272.6% EEI 39 - Company Index - 1.2% 28.9% 69.1% 190.0% S&P 500 18.4% 48.9% 103.0% 267.0% Ranking in EEI Index 5 th 4 th 5 th 10 th Note: 3 - year, 5 - year and 10 - year results are for the periods ended December 31, 2020.

Dividend Growth Continues to Outperform Peers 7 Annualized Dividend 5% - 7% $2.02 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2017 2018 2019 2020 2021 Payout Ratios: 61% 62% 62%* 62%* +$0.12 +$0.12 +$0.12 +$0.13 $2.27 $1.90 $2.14 *Excludes charges related to NPT in 2019 and acquisition of Columbia Gas of Massachusetts assets in 2020 +$0.14 $2.41

8 Well Performing Core Businesses Drive EPS CAGR to Upper Half of 5 – 7% Through 2025 $2.28 $2.53 $2.65 $2.81 $2.96 $3.11 $3.25 $3.45 $3.64 $3.81 - $3.93 2012A* 2013A* 2014A* 2015A* 2016A 2017A 2018A 2019A* 2020A* 2021E 2022E 2023E 2024E 2025E *Excludes merger and integration costs in 2012 - 2015, NPT charge in 2019, and Columbia Gas acquisition and integration costs in 2 020 Expected higher than 5% - 7% as larger offshore wind projects enter service

9 Eversource’s Progress Toward Net Zero Emissions - 5,000,000 10,000,000 15,000,000 20,000,000 25,000,000 1990 2014 2015 2016 2017 2018 2019 MT CO 2 e From 1990, we saw a 97% reduction in GHG emissions

Industry Leading Carbon Neutrality Goal Helps the Region Meet Its Targets Eversource Targets Carbon Neutral By 2030 ▪ Reducing electric line loss ▪ Lowering methane emissions from gas distribution system ▪ Fleet replacement ▪ Facility lighting and HVAC upgrades ▪ Replacement of SF6 in substation equipment Regional Targets 80+% GHG Reductions By 2050 ▪ Offshore wind development ▪ Industry - leading energy efficiency programs ▪ Reducing high dependence on high - emitting oil through ZEV infrastructure buildout, heating conversions ▪ Enabling third - party renewable buildout ▪ Utility - owned solar 10

Expected Timeline For Eversource-Ørsted Projects

EVERSOURCE ENERGY

South Fork Wind | Powered by Ørsted & Eversource

Size:

- 130 MW

Year 1 Price:

- ~ $160.33/MWH for 90 MW
- ~ $86.25/MWH for 40 MW
- (avg. annual escalator: 2%)

Contract Status:

- Negotiated agreement to increase original 90 MW to 130 MW. NY Comptroller and AG approval required

Most Recent In-Service Date:

- End of 2023

Permitting Update:

- Draft EIS published by BOEM in January 2021. COP decision due in January 2022
- NYDPS Article VII certificate is expected in first half 2021
- East Hampton Host Community Agreement approved

Revolution Wind | Powered by Ørsted & Eversource

Size:

- 704 MW

Year 1 Price:

- $98.43/MWH for RI (no escalator)
- CT pricing not disclosed

Contract Status:

- 400 MW for RI approved
- 304 MW for CT approved

Most Recent In-Service Date:

- Unlikely to achieve end of 2023 in-service date

Permitting Update:

- BOEM COP application filed on 3/13/20. BOEM review schedule expected in 2021. RI EFSB filing docketed in January 2021—Docket #SB2021-01

Sunrise Wind | Powered by Ørsted & Eversource

Size:

- 880 MW

Year 1 Price:

- $110.37/MWH
- (no escalator)

Contract Status:

- Contract signed with NYSERDA in October 2019

Most Recent In-Service Date:

- Unlikely to achieve end of 2024 in-service date

Permitting Update:

- BOEM COP application filed on 9/1/2020. BOEM review schedule expected in 2021
- NYDPS Article VII application was filed in Q4 2020

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12 Remaining Lease Capacity Is Well - Positioned To Maintain Our Disciplined Growth Strategy Eversource & Ørsted Leases 4.7 GW Remaining 1.6 GW Remaining 1.2 GW Remaining 0.6 GW Remaining 0 2 4 6 8 10 NY MA CT RI GW State Offshore Wind Procurement Authority Awarded Authorized

Key Elements of Year - End Federal Legislation Regarding Offshore Wind ▪ In December 2020, Congress passed significant offshore wind legislation ▪ Offshore wind projects can now qualify for a 30% ITC value if construction starts on or before 12/31/25 ▪ IRS issued a notice that provides a 10 - year Safe Harbor for offshore wind projects claiming either ITC or PTC (previously 4 - year Safe Harbor) ▪ Aggregate impact is to de - risk tax benefit element of our projects and increase lifetime benefits 13

Eversource Recognized as the Leading Energy Company 14 #1 Energy and Utilities Company on Newsweek magazine’s Most Responsible Companies list Top level ESG and ESG risk rating One of only four energy companies on Barron’s Most Sustainable Companies list, based on an evaluation of 230 performance indicators that address environmental, social and corporate governance issues. Most Honored Company Institutional Investor's 2021 All - America Executive Team Recognized in Bloomberg’s Gender - Equality Index for our commitment to transparency in gender reporting and promoting women’s equality in the workplace

Executive Vice President & Chief Financial Officer Phil Lembo 15

16 4Q 2020 4Q 2019 Change Full Year 2020 Full Year 2019 Change $0.27 $0.28 $(0.01) $1.60 $1.59 $0.01 0.35 0.36 (0.01) 1.48 1.43 0.05 0.18 0.12 0.06 0.40 0.30 0.10 0.02 0.02 0.00 0.12 0.11 0.01 0.03 (0.02) 0.05 0.04 0.02 0.02 $0.85 $0.76 $0.09 $3.64 $3.45 $0.19 0.00 0.00 0.00 0.00 (0.64) 0.64 (0.06) 0.00 (0.06) (0.09) 0.00 (0.09) $0.79 $0.76 $0.03 $3.55 $2.81 $0.74 Electric Distribution Electric Transmission Ex. NPT Impairment (Non - GAAP) Natural Gas Distribution Parent & Other (Non - GAAP) Water Distribution EPS, Ex. NPT Impairment, Columbia Gas Asset Acquisition Costs (Non - GAAP) Columbia Gas Asset Acquisition Costs Reported EPS (GAAP) NPT Impairment 2020 vs. 2019 Financial Results

2021 EPS Guidance: $3.81 - $3.93* Key 2021 Earnings Drivers • Distribution rate adjustments • Full year of Eversource Gas of MA earnings • Transmission capital investments • Distribution safety and reliability capital recovery tracking programs • Higher depreciation and property taxes • Higher average share count, primarily in Q1 and Q2 17 *Excludes costs associated with the integration of assets acquired from Columbia Gas of Massachusetts

18 $994 $1,030 $964 $1,065 $915 $853 $761 $711 $1,145 $1,221 $1,189 $1,269 $1,309 $1,353 $1,289 $1,229 $404 $453 $545 $824 $925 $974 $937 $789 $102 $110 $127 $149 $143 $154 $162 $171 $185 $239 $239 $217 $249 $211 $194 $176 $2,830 $3,053 $3,064 $3,524 $3,541 $3,545 $3,343 $3,076 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2018A 2019A 2020A 2021E 2022E 2023E 2024E 2025E Transmission Electric Distribution Natural Gas Distribution Water IT and Facilities $ In Millions Projected Capital Expenditures For Core Businesses $17 Billion 2021 - 2025

19 $2.8 Billion Increase in 2021 - 2024 Core Business Capex Since February 2020 Plan $3,066 $4,774 $2,043 $561 $676 $3,594 $5,220 $3,660 $608 $871 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Electric Transmission Electric Distribution Natural Gas Distribution Water IT and Facilities Feb. 2020 Plan Feb. 2021 Plan Up $195 million $ in Millions Up $528 million Up $47 million Up $1,617 million Up $446 million

37% 33% 47% 41% 12% 22% 4% 4% Transmission Electric Distribution Natural Gas Distribution Water 20 2019 Year - End Rate Base Projected 2025 Year - End Rate Base $19.8 billion* $31.3 billion* Rate Base by Core Business – Current and Future Note: Excludes offshore wind investments * Rate base estimates shown exclude CWIP, which totaled approximately $1.86 billion as of December 31, 2020

Key Elements Inside and Outside Our Current Earnings CAGR Expectations Included in Forecast ▪ Execution of updated capital investment forecast ▪ Addition of Eversource Gas Company of MA assets ▪ Addition of 280 MW of rate base solar at NSTAR Electric ▪ Continuation of grid mod in MA at current levels Not Included ▪ AMI ▪ Grid Modernization in CT or NH ▪ Significant electric vehicle charging infrastructure investments to help meet 2025 state requirements in MA, CT ▪ Offshore wind earnings 21

22 Results of 2020 Rate Reviews • Effective Date: 1/1/21 • Term: 3 - year rate plan • Authorized ROE: 9.3% • Equity Level: 54.4% • Other: • Additional increases allowed to reflect capital additions in 2019 - 2021 PSNH • Effective Date: 2/1/18 • Term: 10 - year rate plan • Authorized ROE: 9.9% • Equity Level: 54.77% • Other: • Base rate adjustment in year 5, with PBR reset • Inflation plus 1.03% • Recent capital additions approved • Geothermal pilot approved • Earnings sharing with 75% to customers above 10.9% ROE NSTAR Gas Eversource Gas of MA • Effective Date: 10/9/20 • Term: 8 - year rate plan • Authorized ROE: 9.7% • Equity Level: 53.25% • Other: • Day One rate base of approximately $1 billion • General rate increases on 11/1/21 and 11/1/22 • Additional base rate adjustments tied to non - GSEP investments on 11/1/24 and 11/1/27

23 FERC Transmission New England ROE Update • Current base: 10.57%; Cap: 11.74% (2014 Opinion 531A) • October 2018 FERC Order in New England ROE cases proposed a new methodology to address issues raised by Court in vacating Opinion 531A (New England ROE Complaint I) • This new methodology provided a path forward to resolve 2011, 2012, 2014 and 2016 complaints against New England transmission ROEs • Briefs and reply briefs filed in early 2019; timing of decision remains unclear • Original FERC - proposed new methodology averaged DCF, CAPM, risk premium, expected earnings • Illustrative base: 10.41%; Cap: 13.08% (October 2018 proposed new method) • FERC changed methodology in revised May 2020 MISO TO Order and applied only DCF, CAPM and risk premium methodologies. No date given for New England ROE decision • In March 2020, FERC issued a NOPR asking for comments on several items related to incentives, including raising RTO adder from 50 bps to 100 bps and capping incentives at 250 bps • ES incentives now capped at 11.74%, 117 bps above 10.57% base

A Value Proposition That Delivers Results for Investors Keys to Our Success: Results Delivered: 2. Control O&M spending Eight - year average O&M reduction 1.5%/year through 2020 (~$190M) 1. Exceed industry EPS and dividend growth Eight - year average recurring EPS and dividend growth of 6% and 7%, respectively, through 2020. Growth driven by robust regulated Cap Ex program and effective cost control 4. Deliver top - tier service quality and reliability Reliability metrics top decile vs. peers 5. Manage a robust investment program focused on safety, reliability, customer service Capital expenditures of $17 billion for 2021 - 2025 for core businesses ensure a safe and reliable delivery system for our 4.3 million customers 3. Maintain strong financial condition 24 Top - tier credit rating 6. Pursue clean energy solutions for the region Progress on offshore wind, energy efficiency, solar, storage, EV infrastructure 7. Address environmental, social and governance strengths Achieving top - tier industry ratings from key sustainability raters

25 APPENDIX

$403 $443 $264 $204 $206 $173 $367 $469 $462 $426 $331 $385 $194 $153 $189 $223 $224 $153 $964 $1,065 $915 $853 $761 $711 $0 $200 $400 $600 $800 $1,000 $1,200 2020A 2021E 2022E 2023E 2024E 2025E CL&P NSTAR Electric PSNH 26 $ in Millions Projected Transmission Capital Expenditures Other concepts under development

$3,582 $3,863 $3,994 $3,979 $3,972 $3,971 $3,119 $3,434 $3,860 $4,164 $4,342 $4,516 $1,271 $1,381 $1,464 $1,608 $1,742 $1,808 $9,318 $9,752 $10,056 $10,295 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 2020A 2021E 2022E 2023E 2024E 2025E CL&P NSTAR Electric PSNH 27 $ in Millions Transmission Rate Base Growth Projections $7,972 $8,678

28 Eversource is Integrating the Recently Acquired MA Natural Gas Assets of NiSource ▪ Transaction closed on October 9, 2020 ▪ All - cash $1.1 billion* transaction (1.1x rate base) ▪ 6 million shares sold in June 2020 to finance equity component ▪ Immediately accretive and incrementally accretive over following years Transaction Details ▪ Number of customers: ~ 330,000 ▪ Communities served: 65 (~ 20 served by NSTAR Electric) ▪ Owned LNG storage: 1.83 bcf ▪ Total miles of main: ~5,000 Company Details Eversource Gas Company of Massachusetts NSTAR Gas and Yankee Gas *Excludes working capital adjustments

Projected Natural Gas Investment 2020 - 2025 29 $ in Millions $824 $937 $974 $925 $545 $789 $37 $271 $275 $275 $275 $275 $508 $553 $650 $699 $662 $514 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2020 2021 2022 2023 2024 2025 EGMA All Other Natural Gas Investments

30 $1,114 $1,195 $1,047 2018A 2019A 2020A 2021E 2022E 2023E 2024E 2025E Year - End Rate Base $ in Millions Aquarion Rate Base Forecast $1,283 $1,341 $942 $887 $820

Lower Generation Capacity Costs Helping to Keep New England Electric Bills In Check $4,000 $3,000 $2,400 $2,100 $1,600 $980 $1,360 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 FCA 9 FCA 10 FCA 11 FCA 12 FCA 13 FCA 14 FCA 15 June 2021 - May 2022 June 2022 - May 2023 June 2023 - May 2024 June 2020 - May 2021 June 2019 - May 2020 June 2018 - May 2019 $ In Millions Source – ISO - NE FCA news releases 31 June 2024 - May 2025

32 ▪ Effective Date: 5/1/18 ▪ Term: 3 years ▪ Authorized ROE: 9.25% ▪ Equity Level: 53% ▪ Other: ▪ Base rate increases effective: 5/1/18, 5/1/19, 5/1/20 ▪ Tracking mechanism for capex over $270 million ▪ Effective date: 11/15/18 ▪ Term: 3+ years ▪ Authorized ROE: 9.3% ▪ Equity Level: 53.5% - 54% ▪ Other: ▪ Base rate increases: 11/15/18, 1/1/20, 3/1/21 ▪ Revenue decoupling ▪ Tracking mechanism for aging infrastructure replacements and for capex over $150 million Previous Distribution Rate Decisions Yankee Gas Rate Settlement CL&P Rate Settlement NSTAR Electric Rate Decision ▪ Effective Date: 2/1/18 ▪ Term: 5 years ▪ Authorized ROE: 10% ▪ Equity Level: 53.3% - 54.5% ▪ Other: ▪ Base rate decrease on 2/1/18 (net of tax reform) followed by inflation - adjusted increases on January 1, 2019 - 2022 ▪ Key Provisions: Revenue decoupling; approval of grid modernization expenditures with tracking for battery storage; EV infrastructure

33 Description Docket Number Current Schedule Review of Tropical Storm Isaias 20 - 08 - 03 Draft decision, 3/19/21; Final decision 4/28/21 Annual review of multiple CL&P trackers (RAM) 21 - 01 - 03 CL&P filing of 2020 costs, 3/1/21; Interim decision, 4/28/21; New rates subject to true - up, 5/1/21; Final decision, 8/25/21; Rate adjustment, if necessary, 9/1/21 New rate designs, including possible low - income, economic development rates, possible interim rate reduction 17 - 12 - 03RE11 Early stages in process AMI 17 - 12 - 03RE02 Early stages in process Zero - emission vehicle deployment 17 - 12 - 03RE04 Hearing on straw proposal, 2/26/21; Draft decision, 3/24/21 (tentative) Methodology for establishing residential bill credits for power outages longer than 96 hrs. 20 - 12 - 46 Proceeding noticed, 1/19/21; Deadline for completion, 7/1/21 Performance Based Ratemaking design N/A To be opened by 6/1/21 Key PURA Regulatory Dockets

34 NSTAR Electric Clean Energy and Grid Modernization Initiatives Grid Modernization: • $133 million program for grid facing investments in visibility and automation completed at the end of 2020. In February, DPU approved request for $56 million of additional investment in 2021 • New 2022 - 2024 plan due to DPU by mid - 2021 Solar: • 70 MW of rate base solar in operation • Legislation passed that would permit another 280 MW Storage: • Construction under way on Cape Cod project and permitting in process on smaller Martha’s Vineyard project • Completion expected in 2021 EV Infrastructure: • Executing on $45 million effort to build 3,500 new charging ports. In February, DPU approved request for $10 million of additional investment • Completion expected in 2021

Key Elements of Eversource’s Grid Mod Filing in CT AMI • Recommend a full rollout to all CL&P customers by the end of 2024 • Significant economic, environmental and operational benefits for the state, 1.25 million CL&P customers • $500 million capital investment from 2022 - 2025 • Most CL&P meters currently in the field near the end of their life expectancy 35 Electric Vehicle Infrastructure • Rollout to include 3,000 level - 2 chargers, 20 DC fast chargers, 2,500 single - family homes • Three - year rollout, $55 million program includes $20 - $25 million of capital • No utility ownership beyond the meter

36 ▪ In 2019, we announced our industry leading goal to reduce emissions from 5 key operational areas: – Line loss – Leaks from natural gas distribution ( including EGMA) – Vehicle fleet – Facilities – Use of SF 6 , potent greenhouse gas, in electrical equipment Eversource Only US Energy Company Targeting Carbon Neutrality By 2030 2019 GHG Footprint Line Loss Gas Distribution Leaks Facilities Mobile Fuel / Fleet SF6 Leakage

Eversource Addressing Largest Sources of New England Carbon Emissions: Transportation, Space Heating and Power Generation 48.1% 36.9% 30.7% 10.4% 15.6% 33.5% 5.6% 19.2% 0% 20% 40% 60% 80% 100% New England U.S. 2017 Energy Carbon Emissions by Source New England vs. U.S. Transportation Space heating Power generation Industrial Source: U.S. Energy Information Administration 37

38 Most Effective Method of Reducing Emissions: Improve Energy Efficiency Source: American Council for an Energy - Efficient Economy 2020 Scorecard 16 3 18 2 7 4 Note: The lower the number…the more effective the Energy Efficiency Programs Eversource MA, #1 Most Energy Efficient Utility in the United States According to ACEEE, in their second edition of the Utility Energy Efficiency Scorecard Retail Customer Count Up 3.2% Since 2015, While KWH Sales Down 8.1%

Current EV adoption trajectory insufficient to ensure compliance with 2025 target EVs on the road in MA/CT MA/CT CO2 emissions by sector (2017) • Ambitious goals set forth in the 2008 Global Warming Solutions Act • MA: Net zero GHG emissions by 2050; CT: Reduce GHG emissions 80% below 1990 levels by 2050 • Committed to 425,000 EVs on the road by 2025 as part of ZEV Alliance • Limited availability of public charging stations • Cost of charging infrastructure • Lack of consumer awareness • Upfront cost of electric vehicles • Variety of available vehicle models Significant progress yet to be made in decarbonizing the transportation sector States’ Objectives Barriers to EV Adoption x An appropriate level of utility support can address these barriers and drive market transformation x x x Carbon Reduction Goals and Vehicle Emissions Standards Will Help Electrify Transportation Sector 39